UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700
Phoenix, Arizona    85008
(Address of principal executive offices including zip code)

(602) 685-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 10, 2009, Mesa Air Group, Inc. (the "Company") issued a press release announcing its financial results for the third quarter of 2009. The full text of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits

  Exhibits.
Exhibit No.	Description
99.1	Press release regarding financial results, dated August 10, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESA AIR GROUP, INC.

Date: August 11, 2009

By: /s/ BRIAN S. GILLMAN

Name: BRIAN S. GILLMAN
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding financial results, dated August 10, 2009 Also provided in PDF format as a courtesy.